MERRILL LYNCH NATURAL RESOURCES PORTFOLIO
                       of MERRILL LYNCH SERIES FUND, INC.

                        Supplement dated September 3, 2003
                       to the Prospectus dated May 1, 2003



         The Board of Directors of Merrill Lynch Series Fund, Inc. (the "Company") has approved an Agreement and Plan of Reorganization (the "Agreement and Plan") providing for the acquisition by Merrill Lynch Global Allocation Strategy Portfolio ("Global Allocation"), a series of the Company, of substantially all of the assets and the assumption of substantially all of the liabilities of Merrill Lynch Natural Resources Portfolio ("Natural Resources"), another series of the Company, in exchange for newly-issued shares of common stock of Global Allocation (the "Reorganization"). After the completion of the Reorganization, Natural Resources will be terminated as a series of the Company.

        The investment objectives of Natural Resources and Global Allocation are similar but not identical. Global Allocation seeks high total investment return. It is intended that the Reorganization qualify for Federal income tax purposes as a tax-free reorganization under the Internal Revenue Code of 1986.

         The Agreement and Plan provides that, if the Reorganization takes place, shareholders of Natural Resources will be entitled to receive shares of common stock of Global Allocation that have the same net asset value as the shares of Natural Resources held immediately prior to the Reorganization.

         A special meeting of shareholders of Natural Resources to consider the Agreement and Plan has been called for November 10, 2003. The record date for determining the shareholders of Natural Resources entitled to receive notice of and to vote at such meeting is September 12, 2003. If all of the requisite approvals are obtained, it is anticipated that the Reorganization will take place in the fourth calendar quarter of 2003.